The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

HV0514_MKT

15 CPR
Call (Y)	AFC

Period		Date	Class 1A1
	0	31-Oct-05
	1	19-Nov-05	NA
	2	19-Dec-05	11.00
	3	19-Jan-06	11.00
	4	19-Feb-06	11.00
	5	19-Mar-06	10.99
	6 7 8	19-Apr-06 19-May-06 19-Jun-06	10.89 10.88 10.84
	9	19-Jul-06	10.85
	10 11 12	19-Aug-06 19-Sep-06 19-Oct-06	10.83 10.81 10.83
	13	19-Nov-06	10.78
	14	19-Dec-06	10.80
	15	19-Jan-07	10.74
	16	19-Feb-07	10.78
	17	19-Mar-07	10.93
	18 19 20	19-Apr-07 19-May-07 19-Jun-07	10.75 10.79 10.72
	21	19-Jul-07	10.77
	22 23 24	19-Aug-07 19-Sep-07 19-Oct-07	10.76 10.75 10.82
	25	19-Nov-07	10.73
	26	19-Dec-07	10.81
	27	19-Jan-08	10.71
	28	19-Feb-08	10.79
	29	19-Mar-08	10.98
	30 31 32	19-Apr-08 19-May-08 19-Jun-08	10.78 10.88 10.77
	33	19-Jul-08	10.87
	34 35 36	19-Aug-08 19-Sep-08 19-Oct-08	10.86 10.86 10.97
	37	19-Nov-08	10.85
	38	19-Dec-08	10.97
	39	19-Jan-09	10.85
	40	19-Feb-09	10.96
	41	19-Mar-09	12.06
	42 43 44	19-Apr-09 19-May-09 19-Jun-09	10.96 11.26 10.96
	45	19-Jul-09	11.26
	46	19-Aug-09	11.08

Period		Date	Class 1A1
	47 48	19-Sep-09 19-Oct-09	11.08 11.45
	49	19-Nov-09	11.08
	50	19-Dec-09	11.45
	51	19-Jan-10	11.08
	52	19-Feb-10	11.08
	53	19-Mar-10	12.26
	54 55 56	19-Apr-10 19-May-10 19-Jun-10	11.08 11.45 11.08
	57	19-Jul-10	11.45
	58 59 60	19-Aug-10 19-Sep-10 19-Oct-10	11.08 11.08 11.45
	61	19-Nov-10	11.08
	62	19-Dec-10	11.45
	63	19-Jan-11	11.08
	64	19-Feb-11	11.08
	65	19-Mar-11	12.26
	66 67 68	19-Apr-11 19-May-11 19-Jun-11	11.08 11.45 11.08
	69	19-Jul-11	11.45
	70 71 72	19-Aug-11 19-Sep-11 19-Oct-11	11.08 11.08 11.45
	73	19-Nov-11	11.08
	74	19-Dec-11	11.45
	75	19-Jan-12	11.08
	76	19-Feb-12	11.08
	77	19-Mar-12	11.84
	78 79 80	19-Apr-12 19-May-12 19-Jun-12	11.08 11.45 11.08
	81	19-Jul-12	11.45
	82 83 84	19-Aug-12 19-Sep-12 19-Oct-12	11.08 11.08 11.45
	85	19-Nov-12	11.08
	86	19-Dec-12	11.45
	87	19-Jan-13	11.08
	88	19-Feb-13	11.08
	89	19-Mar-13	12.26
	90 91 92	19-Apr-13 19-May-13 19-Jun-13	11.08 11.45 11.08
	93	19-Jul-13	11.45
	94 95 96	19-Aug-13 19-Sep-13 19-Oct-13	11.08 11.08 11.45
	97	19-Nov-13	11.08
	98	19-Dec-13	11.45
	99	19-Jan-14	11.08
	100	19-Feb-14	11.08

Period		Date	Class 1A1
	101	19-Mar-14	12.26
	102 103 104	19-Apr-14 19-May-14 19-Jun-14	11.08 11.45 11.08
	105	19-Jul-14	11.45
	106 107 108	19-Aug-14 19-Sep-14 19-Oct-14	11.08 11.08 11.45
	109	19-Nov-14	11.08
	110	19-Dec-14	11.45
	111	19-Jan-15	11.08
	112	19-Feb-15	11.08
	113	19-Mar-15	12.26
	114 115 116	19-Apr-15 19-May-15 19-Jun-15	11.08 11.45 11.08
	117	19-Jul-15	11.14
	118 119 120	19-Aug-15 19-Sep-15 19-Oct-15	11.00 11.00 11.00
	121	19-Nov-15	11.00
	122	19-Dec-15	11.00
	123	19-Jan-16	11.00
	124	19-Feb-16	11.00
	125	19-Mar-16	11.00
	126 127 128	19-Apr-16 19-May-16 19-Jun-16	11.00 11.00 11.00
	129	19-Jul-16	11.00
	130 131 132	19-Aug-16 19-Sep-16 19-Oct-16	11.00 11.00 11.00
	133	19-Nov-16	11.00
	134	19-Dec-16	11.00
	135	19-Jan-17	11.00
	136	19-Feb-17	11.00
	137	19-Mar-17	11.00
	138 139 140	19-Apr-17 19-May-17 19-Jun-17	11.00 11.00 11.00
	141	19-Jul-17	11.00
	142 143 144	19-Aug-17 19-Sep-17 19-Oct-17	11.00 11.00 11.00
	145	19-Nov-17	11.00
	146	19-Dec-17	11.00
	147	19-Jan-18	11.00
	148	19-Feb-18	11.00
	149	19-Mar-18	11.00
	150 151 152	19-Apr-18 19-May-18 19-Jun-18	11.00 11.00 11.00
	153	19-Jul-18	11.00
	154	19-Aug-18	11.00

Period		Date	Class 1A1
	155 156	19-Sep-18 19-Oct-18	11.00 11.00
	157	19-Nov-18	11.00
	158	19-Dec-18	11.00
	159	19-Jan-19	11.00
	160	19-Feb-19	11.00
	161	19-Mar-19	11.00
	162 163 164	19-Apr-19 19-May-19 19-Jun-19	11.00 11.00 11.00
	165	19-Jul-19	0.00